UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant  ☐

Filed by a Party other than the Registrant  ☒

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

STRATEGIC REALTY TRUST, INC.

(Name of the Registrant as Specified In Its Charter)

DIANNE COSTA

JEROME HAGLEY

MICHAEL KARAS

MARSHALL KARR

TODD SPITZER

ANTHONY THOMPSON

TINA ALDATZ

BERNECE DAVIS

ROBERT HOH

JAMES RONALD KING SR.

DAVID LARSEN

JOHN SKEFFINGTON

SHARON THOMPSON

CENTAURUS FINANCIAL INC.

THOMPSON NATIONAL PROPERTIES, LLC

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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☐	Fee paid previously with preliminary materials.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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This filing contains an announcement from the SRT Shareholders Coalition.

SRT SHAREHOLDERS CONFERENCE CALL:

MEET TODD SPITZER

Independent Director Nominee

Town Hall Format with Open Question & Answer Session

Promoting Shareholder Engagement

The SRT Shareholders Coalition will host a town hall style conference call featuring Independent Director Nominee TODD SPITZER in an effort to promote shareholder engagement and to offer SRT shareholders and financial representatives the opportunity to ask questions about the future of their investment.

WHO:	TODD SPITZER, Independent Director Nominee
RON KING, CEO, Centaurus Financial & Member, SRT Shareholders Coalition

WHEN:	Thursday, December 12, 2013
2:30pm PST / 4:30pm CST / 5:30pm EST

DIAL-IN OPTIONS:

1.           Telephone Number (toll free): 877-229-8493, Passcode: 112297

2.           CLICK HERE - RSVP Online (We’ll call you at the start time) - CLICK HERE

*If you have any questions, please contact the SRT Shareholders Coalition at 800-401-7905 or email info@protectourinvestment.org.

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The SRT Shareholders Coalition (the “Coalition”) has filed definitive proxy statements and related materials with the Securities and Exchange Commission (“SEC”) in connection with the solicitation of written requests to call a special meeting of SRT shareholders and solicitation of proxies for the 2013 annual meeting of SRT shareholders.  SRT shareholders should read the Coalition’s definitive proxy statements and its other publicly-filed proxy materials as they become available, because they contain important information.  This is not a solicitation of proxies, and stockholders are not being asked to provide proxies to the Coalition at this time.  Information regarding the direct and indirect interests of the Coalition and each other participant in the solicitation of written requests to call a special meeting or the solicitation of proxies for the annual meeting are included in the Coalition’s proxy materials filed with the SEC.  The Coalition’s proxy materials and other SEC filings may be accessed without charge at the SEC’s website at www.sec.gov.  The following persons are participants in connection with the solicitations:  Dianne Costa, Jerome Hagley, Michael Karas, Marshall Karr, Todd Spitzer, Tina Aldatz, Bernece Davis, Robert Hoh, James Ronald King Sr., David Larsen, John Skeffington, Anthony Thompson, Sharon Thompson, Centaurus Financial Inc. and Thompson National Properties, LLC.